Stockholders' Equity (Deficit)	12 Months Ended
Dec. 31, 2020
Stockholders' Equity (Deficit)
Stockholders' Equity (Deficit)

8.    Stockholders’ Equity (Deficit)

The consolidated statements of changes in equity reflect the Reverse Recapitalization and SBTech Acquisition as defined in Note 1 as of April 23, 2020. As Old DK was deemed the accounting acquirer in the Reverse Recapitalization with DEAC, all periods prior to the consummation date reflect the balances and activity of Old DK. The consolidated balances as of December 31, 2019 and 2018 from the audited consolidated financial statements of Old DK as of that date, share activity (convertible redeemable preferred stock and common stock) and per share amounts in these consolidated statements of equity were retroactively adjusted, where applicable, using the recapitalization exchange ratio of 0.353628. All convertible redeemable preferred stock classified as mezzanine was retroactively adjusted, converted into Class A common stock, and reclassified to permanent as a result of the Reverse Recapitalization. Redeemable convertible preferred Series E-1 stock converted into shares of Old DK common stock at a share conversion factor of 1.40 whereas Series F converted into shares of Old DK common stock at a share conversion factor of 1 and both were immediately exchanged for Class A common stock of the Company using the recapitalization exchange ratio of 0.353628 as a result of the Reverse Recapitalization.

Immediately prior to the Business Combination, Old DK issued 393.0 million shares of Class B common stock to Jason Robins (the Chief Executive Officer of Old DK and of the Company) which converted into 393.0 million shares of Class B common stock of the Company as a result of the Business Combination and is recorded as stock-based compensation for the year ended December 31, 2020. Such shares carry 10 votes per share and allow Jason Robins to have as of the closing of the Business Combination, approximately 90% of the voting power of the capital stock of DraftKings on a fully-diluted basis. As these shares have no economic rights and are non-participating, they are allocated no earnings or losses when calculating earnings per share pursuant to the two-class method.

Upon the consummation of the Business Combination, the mandatory conversion feature was triggered for the Company’s convertible notes. All outstanding principal of $109.2 million and unpaid accrued interest of $3.4 million was collectively converted to equity securities at $10 per share. The noteholders received 11.3 million shares of Class A common stock in New DraftKings as result of the conversion.

As part of the Business Combination $667.3 million of Class A common stock and Additional Paid in Capital was recorded, net of transaction costs of $10.6 million, in relation to DEAC shares being recapitalized. The Company then used $188.3 million as cash consideration in its acquisition of SBTech and $7.2 million for the buyout of unaccredited investors. Net cash proceeds to the Company were $484.0 million.

In June 2020, we issued 16.0 million new shares of our Class A common stock in a public offering for net proceeds (net of underwriting fees) of $620.8 million.

In October 2020, the Company issued 20.8 million shares of its Class A common stock in a public offering for net proceeds (net of underwriting fees) of $1,059.3 million.

As of December 31, 2020, the Company had 300.0 million shares authorized of preferred stock, $0.0001 par value, of which none were issued and outstanding as of December 31, 2020 or December 31, 2019.